EXHIBIT 10.4

                                      LEASE

This Lease is made on      April 1, 1999

         BETWEEN           Monmouth Community Bank

Whose address is           627 Second Avenue, Long Branch, New Jersey 07740


                                                    Referred to as the "Tenant",


AND                        MCB Associates, L.L.C.

whose address is           6 West End Court, Long Branch, New Jersey 07740

                                                  referred to as the "Landlord."

     Property. The Tenant agrees to rent from the Landlord and the Landlord agrees to lease to the Tenant the property known as: 6 West End Court

                                                  Referred to as the "Property."

     Term. The term of this lease is for five (5) years commencing April 1, 1999 and ending on March 31, 2004. The Landlord is not responsible if the Landlord cannot give the Tenant possession of the Property at the start of this Lease. However, rent will only be charged from the date on which possession of the Property is made available to the Tenant. If the Landlord cannot give possession within 30 days after the starting date, the Tenant may cancel this Lease.

     Rent. The Tenant agrees to pay $10.00 per sq. ft. at 420 square feet as rent, to be paid as follows: $350.00 per month, due on the 1st day of each month. The first payment of rent and any security deposit is due upon the signing of the Lease by the Tenant. The Tenant must pay a late charge of $1.00 as additional rent for each payment that is more than 10 days late. This late charge is due with the monthly rent payment.

     Use of Property. The Tenant may use the Property only for the following purpose(s): A bank and associated services.

     Eviction. If the Tenant does not pay the rent within 15 Days after it is due, the Tenant may be evicted. The landlord may also evict the Tenant if the Tenant does not comply with all of the terms of this Lease and for all other causes allowed by law. If evicted, the Tenant must continue to pay the rent for the rest of the term. The Tenant must also pay all costs, including reasonable attorney fees, related to the eviction and the collection of any moneys owed the Landlord, along with the cost of re-entering, re-renting, cleaning and repairing the property. Rent received from any new tenant will reduce the amount owed the Landlord.

     Payments by Landlord. If the Tenant fails to comply with the terms of this Lease, the Landlord may take any required action and charge the cost, including reasonable attorneys fees, to the Tenant. Failure to pay such costs upon demand is a violation of this Lease.

     Care of the Property. The Tenant has examined the Property, including all facilities, furniture and appliances, and is satisfied with its present condition. The Tenant agrees to maintain the property in as good condition as it is at the start of this Lease except for ordinary wear and tear. The tenant must pay for all repairs, replacements and damages caused by the act or neglect of the Tenant or the Tenant's visitors. The Tenant will remove all of the Tenant's property at the end of this Lease. Any property that is left becomes the property of the Landlord and may be thrown out.

     Quiet Enjoyment. The Tenant may remain in and use the Property without interference subject to the terms of the Lease.

     Validity of Lease. If a clause or provision of this Lease is legally invalid, the rest of this Lease remains in effect.

     Parties. The Landlord and each of the Tenants are bound by this Lease. All parties who lawfully succeed to their rights and responsibilities are also bound.

     Entire Lease. All promises the Landlord has made are contained in this written Lease. This Lease can only be changed by an agreement in writing by both the Tenant and the Landlord.

     Signatures. The Landlord and the Tenant agree to the terms of this Lease. If this Lease is made by a corporation, its proper corporate officers sign and its corporate seal is affixed.


WITNESSED OR ATTESTED BY:             MBC ASSOCIATES, L.L.C.



     /s/ Patricia Krebs                    /s/ John Brockriede
---------------------------           ------------------------------------(Seal)
                                  By: JOHN BROCKRIEDE, Manager Landlord



                                      MONMOUTH COMMUNITY BANK



     /s/ Patricia Krebs                    /s/ Richard Lindsey
---------------------------           ------------------------------------(Seal)

                                  By: RICHARD LINDSEY, President and CEO

                               ADDENDUM TO LEASE
                               -----------------

This addendum is made on this 15th day of July, 2000 to Lease dated April 1, 1999 between Monmouth Community Bank and MCB Associates, L.L.C., whereby Monmouth Community Bank agrees to rent additional space at 6 West End Court, Long Branch, New Jersey, consisting of two second floor adjoining offices, for a total of 285 square feet, at $10.00 per square foot, under the same terms and conditions as the original Lease to which this addendum is made a part hereof.


WITNESSED OR ATTESTED BY:             MCB ASSOCIATES, L.L.C.

     /s/ Kathleen Cusick                   /s/ John Brockriede
---------------------------           ------------------------------------(Seal)
                                      BY: JOHN BROCKRIEDE
                                      Manager Landlord



                                      MONMOUTH COMMUNITY BANK

     /s/ Kathleen Cusick                   /s/ James Vaccaro
---------------------------           ------------------------------------(Seal)
                                      BY: JAMES VACCARO, CEO

                                ADDENDUM TO LEASE
                                -----------------

This addendum is made on this 1ST day of April, 2000 to Lease dated April 1, 1999 between Monmouth Community Bank and MCB Associates, L.L.C., whereby Monmouth Community Bank agrees to rent additional space at 6 West End Court, Long Branch, New Jersey, consisting of a second floor adjoining office, for a total of 210 square feet, at $10.00 per square foot, under the same terms and conditions as the original Lease to which this addendum is made a part hereof.


WITNESSED OR ATTESTED BY:             MCB ASSOCIATES, L.L.C.

                                           /s/ John Brockriede
---------------------------           ------------------------------------(Seal)
                                      BY: JOHN BROCKRIEDE
                                      Manager Landlord



                                      MONMOUTH COMMUNITY BANK

     /s/ Kathleen Cusick                   /s/ Richard O. Lindsey
---------------------------           ------------------------------------(Seal)
                                      BY: RICHARD O. LINDSEY, President
                                      & CEO

                                ADDENDUM TO LEASE

This addendum is made on this 1ST day of November, 1999 to Lease dated April 1, 1999 between Monmouth Community Bank and MCB Associates, L.L.C., whereby Monmouth Community Bank agrees to rent additional space at 6 West End Court, Long Branch, New Jersey, consisting of a second floor adjoining office, for a total of 549 square feet, at $10.00 per square foot, under the same terms and conditions as the original Lease to which this addendum is made a part hereof.



WITNESSED OR ATTESTED BY:             MCB ASSOCIATES, L.L.C.

     /s/ Patricia Krebs                    /s/ John Brockriede
---------------------------           ------------------------------------(Seal)
                                      By: JOHN BROCKRIEDE, Manager Landlord



                                      MONMOUTH COMMUNITY BANK



         /s/ Patricia Krebs                /s/ Richard Lindsey
---------------------------           ------------------------------------(Seal)
                                      By: RICHARD LINDSEY, President and CEO

                                ADDENDUM TO LEASE

This addendum is made on this 1ST day of February, 2000 to Lease dated April 1, 1999 between Monmouth Community Bank and MCB Associates, L.L.C., whereby Monmouth Community Bank agrees to rent additional space at 6 West End Court, Long Branch, New Jersey, consisting of a second floor adjoining office, for a total of 88 square feet, at $10.00 per square foot, under the same terms and conditions as the original Lease to which this addendum is made a part hereof.



WITNESSED OR ATTESTED BY:             MCB ASSOCIATES, L.L.C.

     /s/ Patricia Krebs                    /s/ John Brockriede
---------------------------           ------------------------------------(Seal)
                                      By: JOHN BROCKRIEDE, Manager Landlord



                                      MONMOUTH COMMUNITY BANK



         /s/ Patricia Krebs                /s/ Richard Lindsey
---------------------------           ------------------------------------(Seal)
                                      By: RICHARD LINDSEY, President and CEO